Exhibit 10.19
THIRD AMENDMENT TO CREDIT AGREEMENT
    THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of November 4, 2025, by and among KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto and TRUIST BANK, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
    WHEREAS, the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of February 18, 2022, as amended by that certain First Amendment to Credit Agreement dated as of March 9, 2023, as further amended by that certain Second Amendment to Credit Agreement, dated as of March 8, 2024 (as further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and
    WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to such amendments, in each case subject to the terms and conditions hereof.
    NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the parties hereto hereby covenants and agrees as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement, as amended hereby. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
SECTION 2. Amendments to Credit Agreement.
(a) Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to add the following new defined terms thereto in appropriate alphabetical order:
“Orbit” shall mean Orbit Technologies Ltd., a company organized under the laws of the State of Israel.
“Orbit Acquisition” shall mean the acquisition of Orbit and its subsidiaries pursuant to the Orbit Acquisition Agreement.
“Orbit Acquisition Agreement” shall mean that certain Agreement and Plan of Merger, dated as of November 4, 2025, by and among the Borrower, as parent, Kratos Holdings UK Limited, a private limited company incorporated under the laws of England and Wales and an indirect wholly owned subsidiary of the Borrower, as buyer, Kratos Acquisition Ltd., as merger subsidiary, and Orbit.

(b) Amendment to Section 7.4. Section 7.4 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subparagraph (j), (ii) renumbering subparagraph (k) as subparagraph (l), and (iii) adding a new subparagraph (k) that reads, in its entirety, as follows:
    (k)    Investments in connection with the Orbit Acquisition not to exceed $360,000,000.
SECTION 3. Conditions Precedent. This Agreement shall become effective only upon satisfaction or waiver of the following conditions precedent except as otherwise agreed between the Borrower and the Administrative Agent:
(a) the Administrative Agent’s receipt of this Agreement duly executed by each of (i) the Loan Parties, (ii) the Required Lenders and (iii) the Administrative Agent; and
(b) the Borrower shall have paid all reasonable, out-of-pocket costs and expenses of the Administrative Agent due and payable on or prior to the date hereof, including, without limitation, reasonable fees, charges and disbursements of counsel for the Administrative Agent, required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
SECTION 4. Miscellaneous Terms.
(a) Loan Document. For avoidance of doubt, the Loan Parties, the Lenders party hereto and the Administrative Agent each hereby acknowledges and agrees that this Agreement is a Loan Document.
(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties.
(c) No Novation or Mutual Departure. The Loan Parties expressly acknowledge and agree that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Loan Party to the Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions, and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of an Event of Default under the Credit Agreement or the other Loan Documents (provided that it is acknowledged and agreed (x) by the Borrower, as further set forth in Section 4(e) below, that as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default and (y) by the Administrative Agent that as of the date hereof, it has not received written notice from the Borrower stating that a Default or Event of Default has occurred and is continuing).
(d) Ratification. Each Loan Party hereby (i) restates, ratifies, and reaffirms all of its obligations and covenants set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).
(e) No Default. To induce Lenders to enter into this Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of Borrower or arising out of or with respect to any of the Loans or other obligations of Borrower owed to Lenders under the Credit Agreement or any other Loan Document.
(f) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(g) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) or electronic signature as permitted by Section 10.17 of the Credit Agreement shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party so delivering an executed counterpart of this Agreement by facsimile, telecopy, other electronic method of transmission or electronic signature shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.
(h) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
(i) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(j) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
(k) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(l) Reaffirmation. Each Guarantor (i) consents to the execution and delivery of this Agreement, (ii) reaffirms all of its obligations and covenants under the Loan Documents to which it is a party, and (iii) agrees that none of its respective obligations and covenants shall be reduced or limited by the execution and delivery of this Agreement.
(Signature pages follow)

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.
BORROWER:
KRATOS DEFENSE & SECURITY
SOLUTIONS, INC.

By: ___/s/ Deanna Lund____________________
Name:     Deanna Lund
Title:    EVP, CFO

GUARANTORS:

[Kratos—Third Amendment]

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
5-D SYSTEMS, INC.
BSC PARTNERS, LLC
CONSOLIDATED TURBINE SPECIALISTS LLC
KRATOS MICROWAVE, INC.
DALLASTOWN REALTY I, LLC
DALLASTOWN REALTY II, LLC
DIGITAL FUSION SOLUTIONS, INC.
DIGITAL FUSION, INC.
DTI ASSOCIATES, INC.
FLORIDA TURBINE TECHNOLOGIES, INC.
FTT AMERICA, LLC
GENERAL MICROWAVE CORPORATION
GENERAL MICROWAVE ISRAEL CORPORATION
GICHNER SYSTEMS GROUP, INC.
GICHNER SYSTEMS INTERNATIONAL, INC.
HAVERSTICK CONSULTING, INC.
HGS HOLDINGS, INC.
KRATOS ANTENNA HOLDINGS DIVISION, INC.
KRATOS ANTENNA SOLUTIONS CORPORATION
KRATOS ANTENNA SOLUTIONS GLOBAL CORPORATION
KRATOS MICROWAVE HOLDING, LLC

KRATOS ANTENNA SOLUTIONS INTERNATIONAL CORPORATION
KRATOS COMMUNICATIONS, INC.
KRATOS DEFENSE & ROCKET SUPPORT SERVICES, INC.
KRATOS INTEGRAL HOLDINGS, LLC
KRATOS INTEGRAL SYSTEMS INTERNATIONAL, INC.
KRATOS S1, INC.
KRATOS S2, INC.
KRATOS SPACE & MISSILE DEFENSE SYSTEMS, INC.
KRATOS SRE, INC.
KRATOS SYSTEMS AND SOLUTIONS, INC.
KRATOS TECHNOLOGY & TRAINING SOLUTIONS, INC.
KRATOS UNMANNED AERIAL SYSTEMS, INC.
KRATOS UNMANNED SYSTEMS SOLUTIONS, INC.
KTT CORE, INC.
MICRO SYSTEMS, INC.
MSI ACQUISITION CORP.
SAT CORPORATION
SHADOW I, INC.
SHADOW II, INC.
SIERRA TECHNICAL SERVICES, INC.
SUMMIT RESEARCH CORPORATION
TECHNICAL DIRECTIONS INC.

By:     /s/ Deanna Lund
 Name: Deanna Lund
Title: EVP, CFO

[Kratos—Third Amendment]

TRUIST BANK,
    as the Administrative Agent and a Lender

By:___/s/ Anika Kirs____________________
Name: Anika Kirs
Title: Director

[Kratos—Third Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:__/s/ Michael Mastronikolas ____________
Name: Michael Mastronikolas
Title: Vice President

[Kratos—Third Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:__/s/ Kelly Hogan____________________
Name: Kelly Hogan
Title: SVP

[Kratos—Third Amendment]

GOLDMAN SACHS BANK USA,
as a Lender

By:__/s/ Priyankush Goswami _____________
Name: Priyankush Goswami
Title: Authorized Signatory

[Kratos—Third Amendment]